July 25, 1997
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
SUPPLEMENT TO PROSPECTUS
DATED MAY 1, 1997
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
        Effective August 1, 1997, the Fund's primary portfolio manager is W. Michael Petty. Prior to joining Dreyfus in June 1997, Mr. Petty was Vice President and a portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.
        EFFECTIVE JUNE 1, 1997, THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
750s072597